UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2005

HEI, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (952) 443-2500

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As a result of not being nominated by the Board of Directors of HEI, Inc. (the “Company”) to renew his term as a Class III director, Anthony J. Fant’s term as a Class III director of the Company expired on March 2, 2005, the date of the Company’s 2005 annual meeting of shareholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On March 2, 2005 the Board of Directors of the Company (the “Board”) adopted second amended and restated bylaws for the Company, effective as of March 2, 2005 (the “New Bylaws”) to supersede and replace the existing amended and restated bylaws for the Company (the “Prior Bylaws”). A description of the bylaw provisions adopted or changed by the New Bylaws and the respective previous provisions contained in the Prior Bylaws, if applicable, are set forth below.

Prior Bylaws	New Bylaws
Article I Offices Corporate Seal.	Relabeled as “Article 1 Offices.”
Section 1.01 Registered Office.	Renumbered as “Section 1.1.” Section 1.1 retains the provision that permits the Board to change the Company’s registered office but eliminates the requirement that the Board file a copy of its resolution changing the registered office with the Minnesota Secretary of State; adds a provision that the Company’s registered office need not be identical with its principal executive office.
Section 1.02 Other Offices.	Renumbered as “Section 1.2.”
Section 1.03 Corporate Seal.	Eliminates Section 1.03 of the Prior Bylaws which permitted the Company, at the Board’s discretion, to adopt a corporate seal.
Article II Meetings of Shareholders.	Relabeled as “Article 2 Meetings of Shareholders.”
Section 2.01 Place and Time of Meetings.	Relabeled as “Section 2.1 Place of Meeting.” Section 2.1 eliminates the provision that shareholder meetings may be held at any place within or without the State of Minnesota designated by directors; adds the following provisions: (i) that shareholder meetings shall be held at the Company’s principal executive office unless some other place within or without the State of Minnesota is designated by the directors in the notice of meeting or the meeting is held by remote communication (as defined in the New Bylaws), and (ii) that a regular or special meeting of the shareholders called by or held pursuant to a written demand of shareholders shall be held in the county where the Company’s principal executive offices are located.
Section 2.02 Regular Meetings.	Renumbered as “Section 2.2.” Section 2.2 eliminates the following provisions: (i) that regular meetings of the shareholders shall be held on such date as the Board establishes by resolution, and (ii) at the regular meeting the shareholders, voting as provided in the Company’s articles of incorporation (“Articles”) and bylaws, shall elect qualified successors for directors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting; adds the following provisions: (i) that regular shareholder meetings may be held at the discretion of the Board on an annual or less frequent basis with the date, time and place of such meetings designated by the Board in the notices of meeting, (ii) if a regular shareholder meeting has not been held for a period of 15 months, one or more shareholders holding not less than three percent

Prior Bylaws	New Bylaws
of the voting power of all shares of the Company entitled to vote may call a regular shareholder meeting by delivering to the Chief Executive Officer or Chief Financial Officer a written demand for a regular meeting (“Regular Written Demand”), (iii) such officers or the Board shall cause a regular shareholder meeting to be called within 30 days after receipt of a Regular Written Demand, and (iv) a regular shareholder meeting shall be held on notice no later than 90 days after receipt of a Regular Written Demand at the expense of the Company.
Section 2.03 Special Meetings.	Renumbered as “Section 2.3.” Section 2.3 expands the parties with authority to call a special shareholder meeting to include the Chair of the Board and the acting Chief Executive Officer (in the absence of a Chief Executive Officer); adds the following provisions: (i) the date, time and place of a special shareholder meeting called by an officer or director shall be fixed by the person or persons calling the meeting and designated in the notice of meeting, and (ii) shareholders demanding a special meeting in accordance with Section 2.3 must provide written notice of such demand (“Special Written Notice”), (iii) the Board shall cause a special shareholder meeting to be called within 30 days after receipt of a Special Written Demand, (iv) a special shareholder meeting shall be held on notice no later than 90 days after receipt of a Special Written Demand at the expense of the Company, (v) business transacted at a special shareholder meeting shall be limited to the purpose or purposes stated in the meeting notice, and (vi) any business transacted at a special shareholder meeting that is not included among the stated purposes of the meeting shall be voidable by or on behalf of the Company unless all shareholders have waived notice of the meeting.
Section 2.04 Quorum, Adjourned Meetings.	The quorum and adjourned meeting provisions in Section 2.04 of the Prior Bylaws have been moved with minor modifications to Section 2.6 of the New Bylaws; Section 2.6 adds a provision that provides that a quorum is a prerequisite to the shareholders taking any action other than adjournment.
Section 2.05 Voting.	The voting provisions in Section 2.05 of the Prior Bylaws have been moved to Section 2.7 of the New Bylaws and modified as described further below. Section 2.7 eliminates the following provisions: (i) that each shareholder, unless the Articles or statute provide otherwise, shall have one vote for each share having voting power registered in such shareholder’s name on the books of the corporation, and (ii) that upon the demand of any shareholder, the vote upon any question before the meeting shall be by ballot; Section 2.7 adds the following provisions: (i) that each shareholder shall have one vote for each share of capital stock held by such shareholder except as otherwise provided in the Articles or by the terms of the share, (ii) a shareholder may cast, or authorizing the casting of, a vote (1) in person, (2) by proxy or (3) if authorized by the Board, by telephone, Internet, authenticated electronic communication, or any other manner permitted by law, (iii) all questions regarding the qualification of votes, the validity of proxy appointments and the acceptance or rejection of votes shall be decided by the inspector of election, and (iv) directors are elected by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present unless the Articles provide otherwise.

Prior Bylaws	New Bylaws
Section 2.06 Closing of Books.	The closing of book provisions in Section 2.06 of the Prior Bylaws have been moved to Section 2.5 of the New Bylaws and modified as described further below. Section 2.5 eliminates the following provisions: (i) that the Company may close its books against the transfer of shares for all or any part of the period between the record date and meeting date, and (ii) setting a default record date of 20 days preceding the meeting date in the event the Board fails to fix a record date for a shareholder meeting.
Section 2.07 Notice of Meetings.	The notice provisions in Section 2.07 of the Prior Bylaws have been moved to Section 2.4 of the New Bylaws and modified as described further below. Section 2.4 expands the methods by which notice of a meeting can be given to include oral communication, handing a copy to the shareholder or by any other delivery that conforms to law, including electronic communication (as defined in the New Bylaws) if consent is given by a shareholder; adds the following provisions: (i) notice for a shareholder meeting may contain any information required by law and such other information deemed necessary or desirable by the Board or the person or persons calling the meeting, (ii) imposes a minimum notice period of at not less than three days before a shareholder meeting (not considering a plan of merger or exchange) unless a different minimum notice has been fixed by law, (iii) imposes a maximum notice period of no more than 60 days before a shareholder meeting considering a plan of merger or exchange and requires such notice to include a copy or short description of the plan of merger or exchange, (iv) consent by a shareholder to notice given by electronic communication may be given in writing or by authenticated electronic communication and the Company may rely on such consent until revoked; clarifies that a new notice is not required for an adjourned meeting if the date, time and place of such meeting were announced at the original meeting provided that such adjourned meeting is held not more than 120 days after the date fixed for the original meeting (the Prior Bylaws provided that a new notice was not required for any adjourned meeting so long as the date, time and place of the meeting were announced at the time of adjournment).
Section 2.08 Waiver of Notice.	The waiver of notice provisions in Section 2.08 of the Prior Bylaws have been moved with minor modifications to Section 2.4 of the New Bylaws.
Section 2.09 Written Action.	Relabeled as “Section 2.8 Action Without Meeting by Shareholders.” Section 2.8 expands the number of methods by which shareholders can take action without a meeting to include (i) an action consented to by authenticated electronic communication by all of the shareholders entitled to vote on such action, and (ii) if the Articles authorize written action by less than all shareholders, such action can be taken by written action signed, or consented to by authenticated electronic communication, by the number of shareholders that would be required to take the same action at a shareholder meeting at which all shareholders were present; and adds procedures relating to a written action taken by less than all of the shareholders.
Section 2.10 Advance Notice Requirements.	Relabeled as “Section 2.11 Proposals of Business.” Section 2.11 modifies the time periods and procedures for nominating directors or proposing business for consideration at shareholder meetings as follows: (i) expands the methods to propose business, including

Prior Bylaws	New Bylaws
director nominations, to be considered at regular meetings to include proposals or director nominees set forth in the Company’s notice, (ii) changes the time periods for a shareholder to give notice of business proposals or director nominations to be considered at a regular meeting from not less than 50 days prior to the meeting but if less than 60 days notice or prior public disclosure of the meeting date is given, such notice must be received not later than the close of business on the 10th day following the first day on which such meeting notice was mailed or such public disclosure was made (collectively, the “Prior Notice Periods”) to not later than the close of business on the 105th calendar day and not earlier than the close of business on the 135th calendar day before the one year anniversary of the date on which the Company first mailed its proxy materials for the prior year’s regular meeting (but if the date of the regular meeting is more than 30 calendars before or more than 60 calendar days after the anniversary date of the prior regular meeting, then such notice must be received not earlier than the 120th calendar day prior to such regular meeting and not later than the close of business on the later of the 90th calendar day prior to such regular meeting or the 10th calendar day following the date of the Company’s first public announcement of the meeting date), (iii) expands the information that must be provided regarding a director nominee to include the nominee’s list of references, the nominee’s resume or curriculum vitae, the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected, and any other information requested by the Company’s Secretary, (iii) adds language that in the event the number of directors to be elected is increased and there is no public announcement naming all of the director nominees or specifying the size of the increased Board at least 120 days prior to the first anniversary of the prior year’s regular meeting, a shareholder’s notice under Section 2.11 will be considered timely, but only with respect to nominees for any new position created by such increase, if delivered to the Company’s Secretary no later than the close of business on the 10th calendar day following the date on which such public announcement is first made by the Company, (iv) changes the time period for shareholders to give notice of director nominees to be considered at a special meeting at which directors are to be elected from the Prior Notice Periods to not earlier than the close of business on the 120th calendar day and not later than the close of business on the 90th calendar day prior to such special meeting or the 10th calendar day following the date of the Company’s first public announcement of the special meeting date, (v) adds a provision that the public adjournment of a special meeting shall not commence a new time period for the giving of a shareholder’s notice as described in Section 2.11, (vi) adds a provision that in no event may a proposal be made at a special meeting if it was not included in the meeting notice, (vii) adds a provision that in addition to complying with Section 2.11 notice procedures, a shareholder must also comply with all applicable requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), (viii) adds a provision that Section 2.11 shall not be deemed to affect any rights of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act, and (ix) adds a definition of the term “public announcement.”

Prior Bylaws	New Bylaws
Article III Directors.	Relabeled as “Article 3 Directors.”
Section 3.01 General Powers.	Renumbered as “Section 3.1.” Section 3.1 adds the following provisions: (i) authorizes the Board to exercise all such powers and to do all such things as may be exercised or done by the Company, subject to the provisions of law, the Company’s Articles or the New Bylaws, and (ii) requires the affirmative vote of at least 80% of the voting power of the shareholders entitled to vote for the election of directors to amend or repeal, or to adopt any provision inconsistent with, Section 3.1.
Section 3.02 Number, Classification and Term of Office.	Relabeled as “Section 3.2 Number, Tenure and Qualification.” Section 3.2 eliminates the language of Section 3.02 of the Prior Bylaws providing that the management of the business and affairs of the Company shall be vested in the Board; adds a provision that no decrease in the number of directors pursuant to Section 3.2 shall effect the removal of any director then holding office except in compliance with Section 3.8 of the New Bylaws; retains the classification of the Board into three classes but eliminates the language establishing the varying term length for the initial three classes.
Section 3.03 Board Meetings.	Relabeled as “Section 3.3 Meetings.” Section 3.3 adds language to (i) clarify that Board meetings may be held by means of remote communication and that Board meetings may be held at such times and places as determined by the Board and (ii) changes the parties that may call a Board meeting as set forth in Section 3.04 of the Prior Bylaws (which were limited to the Chair of the Board or any director) to include the Chair of the Board, the Chief Executive Officer, the acting Chief Executive Officer in the absence of the Chief Executive Officer or any two or more Board members.
Section 3.04 Calling Meetings; Notice.	Relabeled as “Section 3.4 Notice of Meetings.” The provisions regarding the parties that may call a Board meeting have been moved to Section 3.3 of the New Bylaws and modified as described above in the discussion of Section 3.3 of the New Bylaws. Section 3.4 modifies and expands the notice provisions as follows: (i) increases the minimum notice period for a Board meeting from 24 hours’ prior notice to not less than 48 hours’ prior notice, (ii) requires no notice to be given if the date, time and place of a Board meeting was announced at a previous Board meeting, (iii) expands the methods by which notice of a meeting can be given to include handing a copy to the director or by any other delivery that conforms to law, including electronic communication if consent is given by a director, (iv) adds a provision that notice for a director meeting may contain any information required by law and such other information deemed necessary or desirable by the person or persons calling the meeting, (v) adds a provision that consent by a director to notice given by electronic communication may be given in writing or by authenticated electronic communication and the Company may rely on such consent until revoked, and (vi) expands the methods by which a director may waive notice of a meeting to include a waiver given by authenticated electronic communication.
Section 3.05 Waiver of Notice.	The waiver provisions of Section 3.05 of the Prior Bylaws have been moved to Section 3.4 of the New Bylaws and modified as described above in the discussion of Section 3.4 of the New Bylaws.
Section 3.06 Quorum.	Renumber as “Section 3.5.” Section 3.5 adds a provision that in the

Prior Bylaws	New Bylaws
absence of a quorum, a majority of the directors present at a meeting may adjourn the meeting from time to time until a quorum is present.
Section 3.07 Absent Directors.	Relabeled as “Section 3.6 Voting.” Section 3.6 adds a provision that the Board shall take action by the affirmative vote of the greater of (1) a majority of the directors present at a duly held meeting at the time the action is taken or (2) a majority of the minimum proportion or number of directors that would constitute a quorum for the transaction of business at the meeting, except where a different vote is required by law, the Articles or the New Bylaws.
Section 3.08 Conference Communications.	Relabeled as “Section 3.10 Remote Communication.” Section 3.10 retains the concepts of Section 3.08 of the Prior Bylaws with minor modifications.
Section 3.09 Vacancies; Newly Created Directorship.	Relabeled as “Section 3.7 Vacancies and Newly Created Directorships.
Section 3.10 Removal.	Relabeled as “Section 3.8 Removal of Directors.”
Section 3.11 Committees.	Section 3.11 of the Prior Bylaws has been expanded by Section 3.11 of the New Bylaws. Section 3.11 of the New Bylaws adds a provision that there must at all times be an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee; clarifies that all committees, other than special litigation committees and committees formed pursuant to Minnesota Statutes Section 302A.673, subdivision 1(d)(or any similar provision of future law), shall at all times be under the direction and control of the Board; eliminates the language providing that vacancies on a committee shall be filled by the Board except as provided by Minnesota Statutes Section 302A.243 (which has been repealed); clarifies that the provisions of the New Bylaws apply to committees and the committee members to the same extent they apply to the Board and directors; and requires each committee to keep minutes of proceedings and report them to the Board, except that minutes of executive sessions of the independent directors need not be kept.
Section 3.12 Written Action.	Relabeled as “Section 3.9 Action in Writing.” Section 3.9 expands the number of methods by which directors can take action without a meeting to include (i) an action consented to by authenticated electronic communication by all of the directors, (ii) if the Articles authorize written action by less than all directors and the action does not require shareholder approval, such action can be taken by written action signed, or consented to by authenticated electronic communication, by the number of directors that would be required to take the same action at a Board meeting at which all directors were present; and (iii) adds procedures relating to a written action taken by less than all of the directors.
Section 3.13 Compensation.	Relabeled as “Section 3.14 Compensation.” Changes the language from mandating fixed compensation for non-employee directors to permitting fixed compensation for such directors as determined by the Board.
Section 3.14 Chairman of the Board.	The duties of the Chairman of the Board in Section 3.14 of the Prior Bylaws are moved to Section 3.13 of the New Bylaws and the title of Section 3.13 is relabeled as “Chair of the Board.”

Prior Bylaws	New Bylaws
Article IV Officers.	Relabeled as “Article 4 Officers.”
Section 4.01 Officers.	Relabeled “Section 4.1 Number and Qualification.” Section 4.1 incorporates language previously in Section 4.02 of the Prior Bylaws, stating that officers may, but need not be directors of the corporation; adds language related to officer compensation, previously in Section 4.09 of the Prior Bylaws, which states that, except as otherwise provided in the New Bylaws, the Board has the power to fix the compensation of all officers; adds language stating that the Board has the powers to set the powers and duties of all officers.
Section 4.02 Election, Term of Office and Qualifications.	Relabeled “Section 4.2 Term of Office.” Section 4.2 deletes the first sentence of Section 4.02 of the Prior Bylaws in its entirety; moves language related to election and appointment of officers by the Board to Section 4.1; adds a provision stating that officers shall hold office until a successor is duly elected, resigns or is removed from office as provided in the New Bylaws.
Section 4.03 Removal and Vacancies.	Renumbered as “Section 4.3.” Section 4.3 adds language stating that the officers hold office at the pleasure of the Board and clarifies that any removal of an officer must be approved by the affirmative vote of a majority of the members of the Board that are present at a duly called and held meeting; clarifies that the Board shall fill any vacancy in an office.
Section 4.04 [Reserved].	Eliminates Section 4.04 of the Prior Bylaws.
Section 4.05 Chief Executive Officer.	Renumbered as “Section 4.4.” Section 4.4 amends the duties of the Chief Executive Officer by giving the Chief Executive Officer the authority to maintain records and certify all proceedings of the Board and shareholders but no longer requiring the Chief Executive Officer to do so.
Section 4.06 Vice President.	Relabeled as “Section 4.7 Vice President(s).” Section 4.7 revises language relating to the Vice President(s) duties in the event of the President’s absence; clarifies which Vice President, in the event of there is more than one Vice President, will perform the duties of the President.
Section 4.07 Secretary.	Renumbered as “Section 4.8.” Section 4.8 adds duties requiring the Secretary to: (i) attend all meetings of the Board of Directors and shareholders and to maintain records of and certify the meetings of the Board of Directors and shareholders; (ii) keep the stock books of the corporation; and (iii) give notice of meetings to shareholders and the Board of Directors, when directed by the Boards or other person authorized to call meetings.
Section 4.08 Chief Financial Officer.	Renumbered as “Section 4.5.”
Section 4.09 Compensation.	Section 4.09 of the Prior Bylaws has been deleted in the New Bylaws; the language in Section 4.09 of the Prior Bylaws that officer compensation is determined by the Board has been moved to Section 4.1 of the New Bylaws.
Article V Shares and Their Transfer.	Relabeled as “Article 5 Certificates and Ownership of Shares.”
Section 5.01 Certificates for Shares.	Relabeled as “Section 5.1 Certificates.” Section 5.1 clarifies that all shares are represented by certificates; adds language explaining the type of information that must be included on the certificate, including:

Prior Bylaws	New Bylaws
(i) the Company’s name, (ii) a statement that the Company was incorporated under the laws of the State of Minnesota, (iii) the name of the person to whom it was issued, (iv) the designation of the series, and (v) any other information required by law or desired by the Board; changes the officers that must sign the certificates to the Chief Executive Officer and the Chief Financial Officer, or other officer designated by the Board (the Prior Bylaws required the Chief Executive Officer and the Secretary, Assistant secretary or other officer designated by the Board); adds the following new provisions:(i) when a certificate is signed by a transfer agent, assistant transfer agent or by a transfer clerk, the officers signing the certificate does not have to receive Board approval to sign by facsimile signature, (ii) if a person who signs a certificate was authorized at the time the certificate was signed, such certificate may be issued even if the person ceases to have that capacity before the certificate is issued, (iii) if the Articles establish more than one series of shares or authorize the Board to establish more than one series, all certificates must fully state the designations, preferences limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Board to determine the relative rights and preferences of subsequent classes or series, and (iv) instead of stating the information listed above, the certificate can state that the Company will furnish to any shareholder, upon request or without charge, the information listed above; adds language previously in Section 5.04 of the Prior Bylaws, stating that a new certificate may be issued if the cancelled certificate is lost, destroyed or mutilated, upon the terms and indemnity to the Company as the Board may prescribe.
Section 5.02 Issuance of Shares.	Eliminates Section 5.02 of the Prior Bylaws which described the procedures for the Board to issue new shares of the Company and for determining the fair value of any consideration other than cash for which shares are allotted.
Section 5.03 Transfer of Shares.	Renumbered as “Section 5.3.” Section 5.3 clarifies the procedures for transferring shares by stating that if the holder’s legal representative is transferring the shares, such person must furnish proper evidence of authority to transfer; the holder’s attorney may transfer the holder’s shares if an authorized power of attorney is executed and filed with the Secretary of the Company; deletes the last sentence, which stated that the Company may treat the person whose name is on the books as the absolute owner of the shares.
Section 5.04 Loss of Certificates.	The procedures for lost certificates in Section 5.04 of the Prior Bylaws have been moved to Section 5.1 of the New Bylaws and modified as described further below. Section 5.1 deletes reference to the shareholder’s affidavit; moves the language stating that a new certificate may be issued if the cancelled certificate is lost, destroyed or mutilated, upon the terms and indemnity to the Company as the Board may prescribe to Section 5.1; deletes the requirement of sureties.
Article VI Dividends; Record Date.	Eliminates Article VI of the Prior Bylaws related to dividends and the record date for dividends.
Section 6.01 Dividends.	Eliminates Section 6.01 of the Prior Bylaws and moves the language of Section 6.01 to Section 9.1 of the New Bylaws. Section 9.1 clarifies the procedure for declaring dividends by authorizing the Board of Directors to declare dividends in the manner and upon the terms and

Prior Bylaws	New Bylaws
conditions provided by law; and deletes reference to the Articles.
Section 6.02 Record Date.	Eliminates Section 6.02 of the Prior Bylaws which described the procedures for determining the record date for the purposes of dividends.
Article VII Books and Records; Fiscal Year.	Eliminates Article VII of the Prior Bylaws related to books, records and fiscal year.
Section 7.01 Share Register.	Eliminates Section 7.01 of the Prior Bylaws which describes where the share register should be maintained, how often it should be updated and what should be included in the register.
Section 7.02 Other Books and Records.	Eliminates Section 7.02 of the Prior Bylaws which described where the Company’s books and records should be maintained and what should be included in the books and records.
Section 7.03 Fiscal Year.	Renumbered as “Section 9.3.”
Article VIII Loans, Guarantees, Suretyship.	Relabeled as “Section 6.2 Loans.” Section 6.2 retains provision related to the circumstances under which the Company may only make a loan, guarantee an obligation, become a surety for or otherwise financially assist a person but changes the shareholder approval requirement to either approval of two-thirds of the shareholders, not including the interested person(s), or unanimous approval of the shareholders; adds a statement that the Company shall not lend money, guarantee an obligation or become a surety if these actions would violate the Exchange Act or any other law; deletes the last paragraph of Article VIII of the Prior Bylaws, which stated the authorized terms of any loan, guarantee, surety or other financial assistance and stated that the Bylaw provision was not intended to limit, deny or restrict the powers of guaranty or warranty of the Company at common law or under Minnesota law.
Article IX Indemnification of Certain Persons.	Renumbered as “Article 7.”
Section 9.01 Right to Indemnification.	Renumbered as “Section 7.1.”
Section 9.02 Right of Claimant to Bring Suit.	Renumbered as “Section 7.2.”
Section 9.03 Non-Exclusivity of Rights.	Renumbered as “Section 7.3.”
Section 9.04 Insurance.	Renumbered as “Section 7.4.”
Section 9.05 Indemnification Agreements.	Renumbered as “Section 7.5.”
Section 9.06 Amendments Limited.	Renumbered as “Section 7.6.”
Article X Amendments	The procedure for amendments in Article X of the Prior Bylaws have been moved to Section 9.4 of the New Bylaws and references to section numbers within the text have been changed to Section 9.4.
Article XI Securities of Other Corporations.	Eliminates Article XI of the Prior Bylaws related to securities of other corporations.
Section 11.01 Voting Securities Held by the Corporation.	Eliminates Section 11.01 of the Prior Bylaws which describes the Chief Executive Officer’s power to: (i) attend any shareholder meeting of other corporations in which the Company holds securities; (ii) execute any proxy for the meeting on behalf of the Company; (iii) execute a written action in lieu of a meeting of the other corporation

Prior Bylaws	New Bylaws
and the provision giving the President all rights and powers incident to the ownership of the securities of another corporation; eliminates the Board’s authority to grant or take away the powers listed above.
Section 11.02 Purchase and Sale of Securities.	Eliminates Section 11.02 of the Prior Bylaws which describes the Chief Executive Officer’s power and authority to purchase, sell, transfer or encumber the securities that the Company owns and to sign any documents necessary to effectuate the purchase, sale, transfer or encumbrance; eliminates the Board’s power to confer these powers to another person.
Article XII Control Share Act.	Renumbered as “Article 8.”

In addition to the foregoing changes, the New Bylaws added the following new Sections:

•	Section 2.9 Attendance at Shareholder Meetings. This section provides that the authority of any person to attend a shareholder meeting shall be determined by the sole discretion of the Board and that any action taken by the shareholders at a meeting at which an unauthorized person is in attendance is not void or voidable.

•	Section 2.10 Remote Communications. This section provides that the Board is authorized to hold regular or special shareholder meetings solely by means of remote communication and provides procedures for holding such meetings.

•	Section 2.12 Parliamentary Procedure. This section provides that shareholder meetings shall follow accepted rules of parliamentary procedure and sets forth various procedures for the conduct of shareholder meetings.

•	Section 2.13 Inspector of Election. This section provides the procedures for appointing one or more inspectors of election for a shareholder meeting and the responsibilities of the inspectors of election.

•	Section 2.14 Postponement. This section permits the Board to postpone a shareholder meeting for up to 30 days and the procedures for postponing a shareholder meeting.

•	Section 3.9 Attendance at Director Meetings. This section provides that the authority of any one other than the directors or persons invited by the Board to attend any Board meeting shall be determined by the sole discretion of the Board and that any action taken by the directors at a meeting at which an unauthorized person is in attendance is not void or voidable.

•	Section 4.6 President. This section creates an officer position as President and designates the duties of the President.

•	Section 4.9 Treasurer. This section creates an officer position as Treasurer and creates duties for the Treasurer.

•	Section 4.10 Delegation. This section gives officers the authority, without Board approval, to delegate some or all of their duties to other persons.

•	Article 6 Contracts, Loans, Checks, and Deposits. This is a new article, which includes “Section 6.1 Contracts,” “Section 6.2 Loans,” “Section 6.3 Checks, Drafts, etc.” and “Section 6.4 Deposits.” Section 6.2 is described in the table above. The remaining sections are described below.

•	Section 6.1 Contracts. This Section gives the Board the authority to authorize officers or agents of the Company to enter into contracts or other instruments on behalf of the Company.

•	Section 6.3 Checks, Drafts, etc. This section authorizes the officers or agents of the Company to sign all checks, drafts or other orders of payment of money in the manner determined by resolution of the Board from time to time.

•	Section 6.4 Deposits. This section gives the Board the authority to designate where all funds of the corporation, not otherwise employed, are deposited.

•	Article 9 Miscellaneous. This is a new article, which includes “Section 9.1 Dividends,” “Section 9.2 Reserves,” “Section 9.3 Fiscal Year,” “Section 9.4 Amendments,” “Section 9.5 Subsidiaries and Divisions” and “Section 9.6 Definitions.” Sections 9.1, 9.3 and 9.4 are described in the table above. The remaining sections are described below.

•	Section 9.2 Reserves. This section gives the Board the authority to use the Company’s funds to meet contingencies, equalizing dividends, repairing property, purchasing property or other purposes the Board deems consistent with the interest of the Company. The Board also has the power to modify or abolish the reserve.

•	Section 9.5 Subsidiaries and Divisions. This Section is divided into the following subsections: (1) (Divisional Officers) authorizes the Board or the Chief Executive Officer to designate and remove divisional officers and to designate the duties of the divisional officers; (2) (Voting Stock of Subsidiaries) authorizes the Chief Executive Officer, Chief Financial Officer or any other person designated by the Board to vote the shares of stock that the Company owns in any subsidiary and specifies who can be elected to the Board of any subsidiary: and (3) (Status of Divisional Officers) explains the status, authority and rights of divisional and subsidiary officers.

•	Section 9.6 Definitions. This section defines the following terms: “Articles of Incorporation,” “Authenticated,” “Electronic communication” and “Remote communication.”

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as a part of this Amendment No. 1 to Current Report on Form 8-K.

Item No.	Description
3.1	Second Amended and Restated Bylaws of HEI, Inc. effective March 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: March 8, 2005	by	/s/ Mack V. Traynor, III
Mack V. Traynor, III
Chief Executive Officer and President (Duly Authorized Officer)

Exhibit Index

Item No.	Description
3.1	Second Amended and Restated Bylaws of HEI, Inc. effective March 2, 2005.